UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2026

PERDOCEO EDUCATION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 E. Golf Rd. Suite 350
Schaumburg, Illinois		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 781-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 5, 2026, Perdoceo Education Corporation (the “Company”) reaffirmed its full year adjusted operating income outlook of $234 million to $236 million, as disclosed in the Company's previous quarterly earnings release filed on November 4, 2025, subject to the assumptions and factors set forth therein.

The information contained in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On January 2, 2026, the Board of Directors of the Company approved a new common stock repurchase program, authorizing the Company to repurchase up to $100 million of its outstanding common stock on the open market (including without limitation the use of one or more trading plans adopted pursuant to Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (the "Stock Repurchase Program"). This new Stock Repurchase Program, which expires on June 30, 2027, replaces the previous $75 million stock repurchase program, which was approved on July 31, 2025 (the “Prior Repurchase Program”). The Company repurchased approximately 2.5 million shares at an average price of $29.80 for a total of $74.8 million under the Prior Repurchase Program. The timing of purchases and the number of shares repurchased under the Stock Repurchase Program will depend on a variety of factors including stock price, trading volume and other general market and economic conditions, the Company’s assessment of alternative uses of capital, regulatory requirements and other factors. Any such repurchases shall be in accordance with the terms of Rule 10b-18 promulgated under the Exchange Act (including without limitation “block” purchases as defined pursuant thereto) and shall be made in accordance with all applicable laws and regulations in effect from time to time.

The Stock Repurchase Program may be modified, suspended or discontinued at any time in the Company's discretion without prior notice, and does not commit the Company to repurchase shares of its common stock. The actual number and value of the shares to be purchased will be determined by the Company at its discretion and will depend on a number of factors including the performance of the price of the Company's common stock, other market conditions, the availability and economics of alternative investment opportunities and other factors the Company deems appropriate.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits required by Item 601 of Regulation S-K are listed in the “Exhibit Index” which is contained in this Current Report on Form 8-K and are incorporated by reference herein.

Exhibit Index

Exhibit Number	Description of Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

Date:	January 5, 2026	By:	/s/ Ashish R. Ghia
Ashish R. Ghia, Senior Vice President and Chief Financial Officer